Key developments	12 Months Ended
Dec. 31, 2023
Key developments
Key developments

6. Key developments

a.Acquisition of Johnson Camp Mine Royalty

On November 30, 2023, the Company in conjunction with Greenstone Excelsior Holdings LP entered into a financing transaction with Excelsior Mining Corp (“Excelsior”). The closing of the financing was a condition subsequent to a previously announced extension of the maturity date of Excelsior’s existing $15 million credit facility with Nebari Natural Resources Credit Fund I LP. As part of the financing transaction, the Company acquired a 1.5% gross revenue royalty (“GRR”) on the Johnson Camp Mine in Arizona, United States, operated by Excelsior for a consideration of $5.5 million in cash (the “Johnson Camp Mine Royalty”). The Johnson Camp Mine Royalty was recorded as mineral interest.

b.Acquisition of an additional royalty interest in Stawell Gold Mines Pty Ltd

On September 25, 2023, the Company entered into an agreement with Stawell Gold Mines Pty Ltd (“Stawell”) for the acquisition of an additional 2.65%  net smelter return (“NSR”) gold royalty. This is in addition to the pre-existing 1.0% NSR royalty on gold that Triple Flag previously held. Both royalties cover future production at the Stawell gold mine in Victoria, Australia. Triple Flag acquired the additional royalty interest for cash consideration of $16.6 million. The additional royalty interest was recorded as mineral interest.

c.Acquisition of Agbaou Royalty

On June 23, 2023, the Company entered into an agreement with Auramet Capital Partners, L.P. (“Auramet”) for the acquisition of the 2.5% NSR royalty it held on the Agbaou gold mine in Côte d’Ivoire, operated by Allied Gold Corporation (“Agbaou Royalty”). Triple Flag acquired the Agbaou Royalty for a total consideration of $15.5 million of which $13.5 million was paid in cash and the remaining $2.0 million paid through in-kind contribution of an asset held by the Company. The Agbaou Royalty was recorded as mineral interest.

d.Accounting for the acquisition of Maverix Metals Inc.

Management determined that the Company’s acquisition of Maverix Metals Inc. (“Maverix”), which owned a portfolio of stream, royalty and other interests, did not meet the definition of a business combination under IFRS 3 – Business Combinations. The acquisition included amounts receivable, mineral interests, financial assets, loans receivable and liabilities.  Streams and royalties are standard contractual entitlements and Triple Flag can continue to utilize its existing processes to manage royalty receipts.  Accordingly, the acquisition has been accounted for as the purchase of individual assets and liabilities in accordance with relevant IFRS Accounting Standards (IAS 16 – Property, Plant and Equipment, IFRS 9 – Financial Instruments and IAS 37 – Provisions, Contingent Liabilities and Contingent Assets). To estimate the fair value of the mineral streams and royalty interests acquired (mineral interests), management used discounted cash flow models and a market-based approach. Management applied significant judgment in determining the fair value of the mineral interests, including the use of significant assumptions, such as discount rates, long-term forecast commodity prices, and future production of operator mineral reserves and resources estimates for the Maverix portfolio of mineral stream and royalty agreements. Future production and operator mineral reserve and resource estimates are based on information compiled by appropriately qualified persons.

January 19, 2023
Cash and cash equivalents	$4,080
Amounts receivable	5,869
Inventory	1,261
Investments and prepaid gold interests	47,494
Mineral interest	587,817
Loan receivable	10,231
Amounts payable and other liabilities	(11,133)
Lease obligation	(460)
Income tax payable	(351)
Total assets acquired, net of liabilities assumed	$644,808

Number of Triple Flag shares issued to Maverix shareholders	45,097,390
Value of Triple Flag shares issued to Maverix shareholders	491,111
Cash consideration paid to Maverix shareholders	86,666
Cash paid to retire Maverix credit facility	46,608
Maverix share options exchanged for Triple Flag replacement share options	6,709
Maverix warrants exercisable for 1,800,000 Triple Flag shares	7,938
Transaction costs	5,776
Purchase consideration	$644,808

On January 19, 2023, the Company acquired all of the issued and outstanding common shares of Maverix pursuant to the terms of an arrangement agreement dated November 9, 2022 (the “Agreement”). Pursuant to the Agreement, Maverix shareholders had the option to receive either 0.36 of a TF Precious Metals common share or $3.92 in cash per Maverix common share, in each case subject to pro-ration such that the aggregate cash consideration would not exceed 15% of the total consideration and the aggregate share consideration would not exceed 85% of the total consideration. In addition, (i) holders of options to acquire Maverix Shares received fully vested replacement options to acquire Triple Flag Shares; and (ii) RSUs of Maverix outstanding immediately prior to the effective time of the transaction, whether vested or unvested, were assigned and transferred by the holder to Maverix in exchange for a cash payment and each RSU was immediately cancelled. The outstanding Maverix warrants ( “Maverix Warrants”) (5,000,000 Maverix Warrants outstanding with an exercise price of $3.28 per Maverix Share outstanding as of the closing date) were automatically adjusted in accordance with their terms, such that if and when exercised, Maverix Warrant holders would receive a total of 1,800,000 Triple Flag shares at an exercise price of $9.11 per Triple Flag share. In connection with the closing, Triple Flag paid $86.7 million, issued 45,097,390 common shares to all former Maverix shareholders and incurred $5.8 million of transaction costs. Following the completion of the acquisition, Maverix Metals Inc. became a wholly owned subsidiary of Triple Flag.

The transaction has been accounted for as an asset acquisition on January 19, 2023, including mineral interests of $587.8 million. The significant cash flowing mineral interests are described and disclosed in Note 12. The other net assets acquired in the transaction included cash and cash equivalents, amounts receivable, prepaid gold interests and loans receivable of approximately $68.9 million, amounts payable and other liabilities, lease liabilities and income tax payable of $11.9 million. The other liabilities included change of control payment obligations under the terms of Maverix’s employment agreements.

e.Clean Air Metals NSR Royalty

On December 19, 2022, the Company entered into a royalty purchase agreement with Clean Air Metals Inc. to acquire a 2.5% NSR royalty on the Thunder Bay North Project in Northern Ontario, Canada for C$15 million. Clean Air Metals Inc. has the right to buy down up to 40% of the NSR royalty and to reduce the NSR royalty percentage to 1.5% on or before December 19, 2025 for $10.5 million. Clean Air Metals Inc. has also granted Triple Flag a right of first refusal on any future stream, royalty or similar financing for the Thunder Bay North Project and an area of interest around the project.

f.Gross Revenue Return and Stream on Prieska

On December 13, 2022, the Company announced that it had entered into definitive agreements with Orion Minerals Ltd. (“Orion”) for the acquisition of a 0.8% GRR royalty on copper, zinc, gold and silver from the Prieska copper-zinc mine in South Africa from Orion for A$10 million and an $80 million gold and silver stream on the Prieska copper-zinc mine in South Africa (the “Prieska Stream”).

The Prieska Stream requires Orion to deliver Triple Flag 84% of payable gold and 84% of payable silver, until 94.3 koz and 5,710 koz of gold and silver, respectively, have been delivered. Thereafter, the payable gold and silver under the Prieska Stream will be reduced to 50% for the remaining mine life. Under the terms of the Prieska Stream, the Company will make ongoing payments of 10% of the spot gold price for each ounce of gold and 10% of the spot silver price for each ounce of silver delivered under the Prieska Stream.

Payable gold and silver for the purposes of the Prieska Stream are determined using a fixed ratio to copper in concentrate until the respective delivery thresholds are met – 0.359 ounces of payable gold per tonne of copper contained in concentrate and 21.736 ounces of payable silver per tonne of copper contained in concentrate. Closing of the Prieska Stream is conditional upon obtaining South African Reserve Bank exchange control approvals, the mine being fully funded and the finalization of an executable mine plan to Triple Flag’s satisfaction. If the above conditions are met, funding is to be provided in tranches with each tranche subject to the mine continuing to be fully funded to production, among other conditions, and of an amount not to exceed planned expenditures for the next 90 days.

Closing of the Prieska GRR occurred in August 2023 following receipt of certain required approvals and satisfaction of applicable closing conditions. As at December 31, 2023, the Company had funded A$4 million towards the Prieska GRR and funded another A$2.2 million subsequent to the 2023 year-end.

g.Pumpkin Hollow (97.5% Gold and Silver Stream and 2% Open Pit Royalty)

On October 28, 2022, Nevada Copper Corp. (“Nevada Copper”) signed a restart financing package to support the restart and ramp-up of the Pumpkin Hollow underground copper mine. As part of this financing package, the Company provided $30 million of funding, consisting of a payment of $26.2 million for increasing the existing net smelter returns royalty on Nevada Copper’s open pit project from 0.7% to 2.0% and acceleration of the $3.8 million remaining funding under the metal purchase and sale agreement. Nevada Copper will have the option to buy down the royalty by 1.3% to the original 0.7% for $33 million until the earlier of (i) 24 months from the date that the amended and restated Open Pit royalty agreement is entered into; or (ii) a change of control of Nevada Copper. Discussions on enforcing this right are ongoing post the 2023 year-end.

In connection with the Nevada Copper restart financing package for operations at the Pumpkin Hollow mine, its senior credit facility was amended to provide for a new tranche of up to $25 million, of which the Company has committed $5 million.

h.Steppe Gold Prepaid Gold Interest

On September 26, 2022, the Company entered into an agreement with Steppe Gold Ltd. to acquire a prepaid gold interest (the “Steppe Gold Prepaid Gold Interest”). Under the terms of the agreement, the Company made a cash payment of $4.8 million to acquire the prepaid gold interest in exchange for delivery of 3,000 ounces of gold to be delivered by Steppe Gold within eight months. The first delivery under the arrangement was made in December 2022 and final delivery under the arrangement was in May 2023.

The Steppe Gold Prepaid Gold Interest was accounted for as a financial asset at FVTPL and fair value was calculated based on the London Bullion Market Association (“LBMA”) PM fix on the last trading day of the quarter.

i.Credit Facility Amendment

On September 22, 2022, the Company extended the maturity of the $500 million Credit Facility by three years, with a new maturity date of August 30, 2026, and increased the uncommitted accordion from $100 million to $200, million for a total availability of up to $700 million. Under the amendment, the London Inter-Bank Offered Rate (“LIBOR”) benchmark interest rate was replaced by the Secured Overnight Financing Rate (“SOFR”). All other significant terms of the Credit Facility remain unchanged. Transaction costs relating to the amendment of $1.8 million were recorded in other assets on the effective date of the amendment and are amortized over the term of the amendment.

j.New York Stock Exchange Listing

On August 30, 2022, the Company commenced trading on the NYSE under the symbol “TFPM”, the same symbol the Company’s common shares trade under in Canadian dollars on the TSX. Prior to the NYSE listing, the Triple Flag common shares traded on the Toronto Stock Exchange (“TSX”) in both Canadian dollars (under the symbol “TFPM”) and U.S. dollars (under the symbol “TFPM.U”). On September 16, 2022, Triple Flag discontinued use of the TFPM.U ticker symbol.

k.Talon Royalty Buydown

On February 15, 2022, Talon Nickel (USA) LLC (“Talon”) exercised its right to reduce the royalty rate under the Tamarack royalty agreement from 3.5% to 1.85% of Talon’s interest in the Tamarack project in exchange for a payment of $4.5 million, resulting in a gain of $2.1 million. The Company acquired its royalty on the Tamarack project for $5.0 million in March 2019.